INDEPENDENT FRANCHISE PARTNERS

EQUITY FUND

PROSPECTUS

DATED DECEMBER 2, 2011

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Independent Franchise Partners Equity Fund

A series of the Advisers Investment Trust

FUND SUMMARY

Independent Franchise Partners Equity Fund

(“IFP Equity Fund” or the “Fund”)

Investment Objective: The Independent Franchise Partners Equity Fund seeks to achieve an attractive long-term rate of return.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE
Maximum deferred sales charge (load) (as a percentage of amount redeemed)	NONE
Redemption fee (as a percentage of amount redeemed)	0.25%
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management fee[1]	0.68%
Distribution (Rule 12b-1) fees	NONE
Other expenses[2]	0.91%
Total annual fund operating expenses	1.59%
Fee waivers and expense reimbursements[3]	(0.74)%
Total annual fund operating expenses after fee waivers and expense reimbursements[3]	0.85%

[1]

The management fee is 0.88% per annum, discounted according to the total value of the assets managed by the Adviser as described in the Investment Adviser section of this Prospectus. Based on the current combined assets managed by the Adviser, the effective annual rate for the Fund is 0.68%.

[2]	Other expenses are based on estimated amounts for the Fund’s first fiscal year.
[3]

Independent Franchise Partners, LLP (“Adviser”), The Northern Trust Company and Beacon Hill Fund Services, Inc. (together with the Adviser, the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, interest, taxes, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of average daily net assets. The agreement to waive fees and/or reimburse expenses cannot be terminated prior to January 30, 2013, at which time the Service Providers will determine whether to renew or revise the agreement.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$113	$457

You would pay the following expenses if you did not redeem your shares:

1 year	3 years
$87	$429

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s investment return.

Principal Investment Strategies: The Adviser pursues the Fund’s investment strategy by investing in a portfolio of equity securities. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus borrowings for investment purposes) in equity securities of companies deriving a significant portion of their revenue from the US; or with a primary listing on a US stock exchange; or that have their principal place of business or operations in the US. Equity securities in which the Fund may invest include common and preferred stocks, securities convertible or exchangeable into common stocks, warrants, rights to purchase common stocks and sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund may invest up to 20% of the value of its net assets in non-US equity securities, including equity securities in emerging markets. The Fund may also invest up to 10% of its net assets in cash and cash equivalents.

It is the intention of the Adviser that the Fund will be limited to 20 to 40 securities.

The Fund typically will buy equity securities of franchise (“Franchise”) companies. The Adviser defines a Franchise company to be a business with a high and sustainable return on capital. This generally arises because the company possesses a unique and durable intangible asset (such as a brand, license, patent or distribution network) that provides a relatively consistent demand for its product or service. Franchise companies tend to exhibit the following characteristics:

•	Durable intangible assets (e.g. brands, licenses, patents);

•	Domestic/international growth potential;

•	Low capital intensity;

•	High free-cash generation;

•	Financial strength: comfortable coverage of fixed charges; and

•	Capable management.

The Adviser may sell a security held by the Fund when one or more of these characteristics change or are no longer applicable to the company.

The Fund may invest in securities with a wide range of market capitalizations.

The Fund is non-diversified, which means it may invest in a smaller number of companies than a diversified fund.

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Principal Investment Risks: All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the main risks of investing in the Fund.

Market Risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions.

Equity Risk. The value of the equity securities held by the Fund, and thus the value of the Fund’s shares, can fluctuate, at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value.

Small and Mid Cap Company Risk. These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Foreign and Emerging Market Investment Risk. Foreign investing involves risks not typically associated with US investments, including adverse fluctuations in foreign currency values and adverse political, social and economic developments affecting a foreign country. The foreign securities in which the Fund may invest may be issued by issuers located in emerging markets or developing countries. Emerging markets may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Non-diversified Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than would a diversified fund. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect, and there is no guarantee that individual companies will perform as anticipated.

Performance: Because the Fund has not commenced investment operations, no investment return information is presented for the Fund at this time. In the future, investment return information will be presented in this section of the prospectus. The information will give some indication of the risks of investing in the Fund by comparing the Fund’s investment returns with a broad measure of market performance. Also, shareholder reports containing financial and investment return information will be provided to shareholders semi-annually. Updated investment return information will be available at no cost by calling 855-233-0437 or 312-557-7902.

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Portfolio Management:

Investment Adviser

Independent Franchise Partners, LLP

Portfolio Managers.

Hassan Elmasry

Lead Portfolio Manager since September 2011

Partner of the Adviser

Michael Allison

Portfolio Manager since September 2011

Partner of the Adviser

Paras Dodhia

Portfolio Manager since September 2011

Partner of the Adviser

Jayson Vowles

Portfolio Manager since September 2011

Partner of the Adviser

Buying and Selling Fund Shares

Minimum Initial Investment

$3,000,000

Minimum Additional Investment

$250,000

To Buy or Sell Shares

IFP Equity Fund

c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

Telephone: 855-233-0437 or 312-557-7902

You can buy or sell shares of the Fund on any business day which the Fund is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire.

Dividends, Capital Gains and Taxes

The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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FUND DETAILS

Principal Investment Objectives and Strategies

Investment Objective

The IFP Equity Fund seeks to achieve an attractive long-term rate of return.

Policies and Strategies

The Adviser pursues the Fund’s investment strategy by investing in a portfolio of equity securities. Consistent with the Fund’s investment objective, the Fund:

•

will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus borrowings for investment purposes) in an actively managed portfolio of equity securities of companies deriving a significant portion of their revenue from the US; or with a primary listing on a US stock exchange; or that have their principal place of business or operations in the US;

•

will invest in the following types of securities: common stocks, preferred stocks, securities convertible or exchangeable into common stocks, warrants, rights to purchase common stocks and sponsored and unsponsored ADRs, EDRs and GDRs;

•	may invest up to 20% of the value of its net assets in non-US equity securities, including equity securities in emerging markets; and

•	may invest up to 10% of its net assets in cash and cash equivalents.

Shareholders will be given 60 days’ advance notice of any change in the Fund’s policy to invest at least 80% of the value of its net assets in equity securities.

Investment Risks

Any investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

Market Risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund’s investment return per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions.

Equity Risk. The value of the equity securities held by the Fund, and thus the value of the Fund’s shares, can fluctuate, at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

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Foreign Investment Risk. Foreign investing may involve risks not typically associated with US investments, including adverse fluctuations in foreign currency values. Investments in foreign countries could be affected by factors not present in the US, such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than US accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s investment return to fluctuate more than if it held only US securities.

Depositary Receipts Risk. The Fund may invest in securities of foreign issuers in the form of depositary receipts, such as ADRs, EDRs and GDRs, which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Emerging Market Risk. All of the risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered more risky.

Small and Medium Capitalization Companies Risk. The Fund may invest a portion of its assets in the securities of companies with small- to medium-sized market capitalizations. The securities of such companies, particularly smaller capitalization companies may be riskier than investments in larger, more established companies. These companies’ stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it may also make them more sensitive to changing market conditions.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the US dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer US dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

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Convertible Securities Risk. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the portfolio holdings is available in the Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

Investment Adviser

Independent Franchise Partners, LLP, Level 5, 20 Balderton Street, London, W1K 6TL, United Kingdom, manages the day-to-day investment decisions of the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Adviser is authorized and regulated by the Financial Services Authority in the United Kingdom and is an investment adviser registered with the Securities and Exchange Commission in the United States under the Investment Advisers Act of 1940, as amended. The Adviser has been an investment adviser to US and foreign institutions and private funds since June 2009. As of June 30, 2011, the Adviser managed approximately $6.05 billion in assets.

Fund	Contractual Rate (as % of average daily net assets)
IFP Equity Fund	0.68%

The Adviser charges the Fund a management fee of 0.88% per annum calculated on the Fund’s average daily net assets, less a scale discount. This scale discount is based on the Adviser’s combined total assets under management and lowers the effective average management fee as assets under management grow, as illustrated in the table below.

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While the Adviser’s total assets under management remain above $5 billion, the effective overall annual fee for the Fund will be 0.68%. The Adviser’s total assets under management at the end of each calendar quarter will be used to calculate the effective annual fee to be applied during the next calendar quarter.

Adviser’s Assets Under Management	Scale Discount for Assets in each Range	Net Fee for Assets in each Range after Discount	Effective Overall Annual Fee
First $1 billion	—	0.88%		0.88%
$1-2 billion	0.10%	0.78%	At $	2 billion 0.83%
$2-3 billion	0.20%	0.68%	At $	3 billion 0.78%
$3-4 billion	0.30%	0.58%	At $	4 billion 0.73%
$4-5 billion	0.40%	0.48%	At $	5 billion 0.68%
Above $5 billion	—	—		0.68%

Disclosure regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement between the Adviser and the Fund will be available in the next Fund’s report to shareholders after the contract approval.

Portfolio Management

The following individuals serve as portfolio managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio.

Fund	Portfolio Managers
IFP Equity Fund	Hassan Elmasry, Michael Allison, Paras Dodhia, Jayson Vowles

Mr. Elmasry has an A.B. degree in Economics and a Masters degree in Business Administration from the University of Chicago and has 27 years of investment experience and has been managing Franchise portfolios since April 2002. Prior to founding the Adviser in 2009, he was Managing Director and lead portfolio manager for Global and American Franchise portfolios at Morgan Stanley Investment Management, which he joined in 1995. Previously, he was at Mitchell Hutchins Asset Management and First Chicago Corporation. Mr. Elmasry holds the CFA designation.

Mr. Allison received a Bachelor of Commerce and a post-graduate diploma in Management from the University of Natal and has 14 years of investment experience including managing Franchise portfolios since February 2005. Prior to founding the Adviser in 2009, he was Executive Director and a portfolio manager/research analyst for Global and American Franchise portfolios at Morgan Stanley Investment Management. Before joining Morgan Stanley Investment Management in 2000, Mr. Allison worked at NatWest Markets and Unilever. He holds the CFA designation.

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Mr. Dodhia received a Bachelor of Science from the London School of Economics and a Master of Philosophy from the University of Cambridge. He has 11 years of investment experience and has managed Franchise portfolios since July 2002. Prior to founding the Adviser in 2009, he was Executive Director and a portfolio manager/research analyst at Morgan Stanley Investment Management, which he joined in 2002. Previously, Mr. Dodhia was an equity analyst at JPMorgan Chase and a strategy consultant for Oliver Wyman & Co.

Mr. Vowles received a Bachelor of Commerce and a post-graduate diploma from the University of Natal. He has 10 years of investment experience and has managed Franchise portfolios since August 2003. Prior to founding the Adviser in 2009, Mr. Vowles was Vice President and a portfolio manager/research analyst at Morgan Stanley Investment Management, which he joined in 2003. Previously, he worked at Goldman Sachs and Deloitte & Touche. He holds the CFA designation.

The SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of securities in the Fund.

Historical Investment Return of the Adviser’s US Franchise Equity Strategy Composite

The Adviser manages various accounts using the US Franchise Equity Strategy, which employs investment objectives, policies and strategies substantially similar to those of the IFP Equity Fund. The US Franchise Equity Strategy Composite investment return shown below includes all accounts managed by the Adviser using the US Franchise Equity Strategy. The information for the composite is provided to show the past investment return of the Adviser in managing the strategy, as measured against specific market indices. The investment return of the composite does not represent the historical investment return of the IFP Equity Fund and should not be considered a substitute for, or indicative of, the future investment return of the Fund. Future results may differ from past results because of, among other things, differences in brokerage commissions; account expenses, including management fees; the size of positions taken in relation to account size and diversification of securities; timing of purchases and sales; and availability of cash for new investments. In addition, the accounts are not subject to certain investment limitations or other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, or fees and charges assessed by mutual funds, which, if applicable, may have adversely affected the investment return results of the accounts during the period shown. The investment return of the IFP Equity Fund for future periods will vary.

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The Adviser provided the information shown below and calculated the investment return information. The rate of return for the accounts includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the accounts are included in the investment return calculations, and the cash and cash equivalents are included in the total assets on which the investment return is calculated. The accounts are valued at least monthly. Results include the reinvestment of dividends and capital gains.

US Franchise Equity Strategy Composite

Performance Returns

For Years Ended December 31

Calendar Year	Composite Return (Net)[1]	Composite Return (Gross)[1]	Russell 1000 Value Index[2]	S&P 500 Index[2]
2010	17.97%	19.12%	15.50%	15.06%
2009	28.02%	29.57%	19.69%	26.45%
2008	(28.01)%	(26.93)%	(36.85)%	(37.00)%
2007	(2.69)%	(1.26)%	(0.18)%	5.49%
2006	16.37%	18.11%	22.39%	15.79%
2005[3]	5.64%	6.41%	5.25%	5.77%
Average Annual Returns
5 year[4]	4.25%	5.63%	1.28%	2.29%
Since Inception[5]	4.85%	6.18%	-0.08%	1.26%

[1]

The investment returns provided reflect returns for the Morgan Stanley American Franchise Equity Composite for the period June 30, 2005 to May 31, 2009 and the Independent Franchise Partners, LLP (IFP) US Franchise Equity Composite from June 1, 2009 to September 30, 2011. The IFP US Franchise Equity Composite includes one non-fee paying account which represented <1% of total composite assets as of September 30, 2011. Independent Franchise Partners, LLP claims compliance with the Global Investment Performance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards. Independent Franchise Partners, LLP has been independently verified for the period June 1, 2009 to May 31, 2011. The verification report is available upon request. Returns for the Morgan Stanley American Franchise Equity Composite reflect the returns generated by the investment team prior to founding IFP and have been prepared and presented by Morgan Stanley Investment Management (MSIM) in compliance with the Global Investment Performance Standards (GIPS®). The Firm’s investment team managed the strategy at MSIM from June 23, 2005 to June 15, 2009. The investment team at IFP applies the same investment philosophy, research process, and portfolio construction tools as they did when they managed the strategy at MSIM.

Data as of September 30, 2011. Past investment returns are no guarantee of future results. Investment returns reflect average annual rates of return. Periods less than one year are not annualized. The returns shown are quoted in US dollars and include the reinvestment of dividends and income. Net returns are shown after the impact of transaction costs and management fees, applied using the fee that was in effect at the time. The impact of fees is applied on a daily, time-weighted, geometric basis. Gross returns do not include the effect of management fees that are deducted from all accounts. The inception date of the IFP US Franchise Equity Strategy Composite is June 1, 2009. Long-term return data has been provided for informational purposes only as an indication of the investment team’s record in managing US Franchise portfolios at MSIM.

[2]

US Franchise portfolios are non-diversified and constructed without regard to a benchmark. For reference purposes, the primary benchmark is the Russell 1000 Value Index, which measures the investment return of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment of the US economy. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Benchmark returns are net of withholding taxes with dividends

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reinvested. The secondary benchmark is the S&P 500 Index, which is a capitalization-weighted index of 500 US stocks. The benchmark is designed to measure the investment return of the broad domestic US economy through changes in the aggregate market value of 500 stocks representing all major industries. Sources of foreign exchange rates may be different between composites and the benchmark; however, there have not been any material differences to date. Benchmark returns are net of withholding taxes with dividends reinvested. You cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.
[3]	Returns from June 30, 2005 (composite inception) through December 31, 2005.
[4]	Returns from January 1, 2006 through December 31, 2010. Returns are annualized.
[5]	Returns from June 30, 2005 (original composite inception at Morgan Stanley Investment Management) through September 30, 2011. Returns are annualized.

Administrator, Distributor, Transfer Agent and Custodian

The Northern Trust Company (“Transfer Agent”), 50 South LaSalle Street, Chicago, Illinois 60603, serves as Financial Administrator, Transfer Agent and Custodian for the Fund. Beacon Hill Fund Services, Inc., 4041 N. High Street, Columbus, Ohio 43214 provides Compliance Services, Financial Controls Services and Business Management and Governance Services for the Fund. BHIL Distributors, Inc., 4041 N. High Street, Columbus, OH 43214, distributes shares of the Fund. BHIL Distributors, Inc. is an affiliate of Beacon Hill Fund Services, Inc.

YOUR ACCOUNT

Pricing Your Shares

When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received.

Calculating the Fund’s NAV.

The NAV is calculated at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m., Eastern time (“ET”) /3:00 p.m. Central time (“CT”) except for the following days on which the share price of the Fund is not calculated: Saturdays and Sundays; US national holidays including New Years’ Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; and English public holidays, including Easter Monday, Early May Bank Holiday (first Monday of May), Spring Bank Holiday (June 4, 2012), Diamond Jubilee (June 5, 2012), Summer Bank Holiday (last Monday in August), and Boxing Day. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Fund or a financial intermediary. Only purchase orders received in good order by the Fund before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Fund or a financial intermediary after the NYSE closes will be effective the following business day. The NAV of the Fund may change every day.

A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

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•	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•

Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 855-233-0437 or 312-557-7902 for more information about documentation that may be required of these entities.

Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Fund’s “Customer Identification Program” as described below.

Valuing the Fund’s Assets.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. The Fund generally uses pricing services to determine the market value of securities.

If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Fair Value Committee, established by the Board of Trustees, will value the Fund’s assets at their fair value according to policies approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Fair Value Committee may need to price the security using the Fund’s fair value pricing guidelines.

Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. While fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

How to Purchase Shares

You may purchase shares directly from the Fund or through your broker or financial intermediary on any business day which the Fund is open, subject to certain restrictions described below. Purchase requests received by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes early) will be effective at that day’s share price. Purchase requests received by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day. You may invest any amount you choose, as often as you wish, subject to a minimum initial investment of $3,000,000. Subsequent investments for all accounts must be at least $250,000. The Fund reserves the right to waive these minimums.

Customer Identification Program: Important Information About Procedures for Opening an Account.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents.

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If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.

Purchases Through Financial Intermediaries.

You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank or other financial institution that purchases shares for its customers. The Fund may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.

When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges and restrictions;

•	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•	impose an earlier cut-off time for purchase and redemption requests.

The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT. These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.

Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser or their affiliates.

13

Fund Direct Purchases.

You also may open a shareholder account directly with the Fund. You can obtain a copy of the New Account Application by calling the Fund at 855-233-0437 or 312-557-7902 on days the Fund is open for business. You may invest in the following ways:

By Wire.

To Open a New Account:

•	Call 855-233-0437 or 312-557-7902 on days the Fund is open for business.

•	Complete a New Account Application and send it to:

IFP Equity Fund

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

Overnight Address:

IFP Equity Fund

c/o The Northern Trust Company

801 South Canal Street C5S

Chicago, IL 60617

•

Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Fund. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the Transfer Agent. Wires must be received prior to 4:00pm ET to receive the current day’s NAV.

To Add to an Existing Account:

•	Have your bank wire federal funds or effect an ACH transfer to:

The Northern Trust Company

Chicago, Illinois

ABA Routing No. 0710-00152

Northern Trust Account #5201681600

Shareholder Account #IFP1044300 — (ex: IFP10443001234567)

Shareholder Name:

By Directed Investment.

Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account.

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Other Purchase Information.

The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Fund.

Limited Fund Offering.

It is the intention of the Adviser to close the Fund to new investors when the Adviser’s US Franchise Equity Strategy (the “US Strategy”) reaches $3 billion in total assets under management. Investors, including retirement plans, who are invested in the Fund on or prior to the US Strategy reaching $3 billion in total assets under management and other categories of investors approved by the Board of Trustees, may continue to open accounts or make additional purchases in their existing accounts.

It is the intention of the Adviser to close the Fund to all new investments when the US Strategy reaches $5 billion in total assets. You will receive notice prior to the closing of the Fund.

How to Redeem Shares

You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.

The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell, reduced by the redemption fee described below. You may receive proceeds from the sale by check, bank wire transfer or direct deposit into your bank account and in certain cases, payment may be made in securities of the Fund as described in “Additional Information About Redemptions”. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account.

Redemption Fee.

The Fund will charge a redemption fee of 0.25 % of the total redemption amount if you sell your shares, regardless of the length of time you have held your shares and subject to certain exceptions and limitations described below. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Fund, to facilitate portfolio management and to avoid (or compensate the Fund for the impact of) transaction and other Fund expenses incurred as a result of shareholder redemptions.

This fee does not apply to:

•	Shares acquired from the initial capitalization of the Fund.

•	Redemptions-in-kind.

15

Redemptions Through a Financial Intermediary.

If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.

Redeeming Directly from the Fund.

If you purchased shares directly from the Fund and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.

By Mail.

•	Send a written request to:

IFP Equity Fund

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

Overnight Address:

IFP Equity Fund

c/o The Northern Trust Company

801 South Canal Street C5S

Chicago, IL 60617

•	The redemption request must include:

1.	The number of shares or the dollar amount to be redeemed;

2.	The Fund account number; and

3.	The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

•	A Medallion Signature Guarantee also is required if:

1.	The proceeds are to be sent elsewhere than the address of record, or

2.	The redemption is requested in writing and the amount is greater than $50,000.

By Wire.

If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account. You may be charged $15 for each wire redemption.

•	Call the Transfer Agent at 855-233-0437 or 312-557-7902 for instructions.

•	The minimum amount that may be redeemed by this method is $250.

By Telephone.

Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

•	Call 855-233-0437 or 312-557-7902 to use the telephone privilege.

•	If your account is already opened and you wish to add the telephone privilege, send a written request to:

IFP Equity Fund

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

16

Overnight Address:

IFP Equity Fund

c/o The Northern Trust Company

801 South Canal Street C5S

Chicago, IL 60617

•	The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.

Neither the Fund, the Transfer Agent nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Fund, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions and/or digitally recording telephone instructions. The Fund may terminate the telephone procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.

Medallion Signature Guarantee.

Some circumstances require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED.

An original Medallion Signature Guarantee is required if:

•	the redemption is requested in writing and the amount redeemed is greater than $50,000;

•	the name(s) or the address on your account or the name or address of a payee has been changed within 30 days of your redemption request;

•	information on your investment application has been changed within the last 30 days (including a change in your name or your address);

•	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

•	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.

If your written request is for redemption greater than $5 million, call 855-233-0437 or 855-233-0437 for Medallion Signature Guarantee requirements.

17

Additional Information About Redemptions.

The Fund will pay redemption proceeds within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within three (3) business days. However, the Fund may hold proceeds for shares purchased by ACH until the purchase amount has been collected, which may be as long as five (5) business days. To eliminate this delay, you may purchase shares of the Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment of redemption proceeds.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. The Fund intends to pay redemptions of less than $50 million in cash.

Accounts with Low Balances.

The Fund reserves the right to redeem your shares and close your account if redemption activity brings the value of your account in the Fund below $3,000,000 or such other minimum amount as the Fund may determine from time to time. In such cases, you will be notified and given at least 30 days to purchase additional shares before the account is closed. An involuntary redemption constitutes a sale.

You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may purchase additional shares to increase the value of your account to the minimum amount within the 30-day period. Each share of the Fund is also subject to involuntary redemption at any time if the Board of Trustees determines to liquidate the Fund.

Market Timing Policy

The Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of the Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because the Fund may invest a portion of its assets in foreign securities, investors may seek to take advantage of time zone differences between the foreign markets on which the Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established but before the NAV calculation, that are likely to result in higher prices in foreign markets the next day. The market-timer would then redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, realizing a quick profit at the expense of long-term Fund shareholders.

Excessive short-term trading may (1) require the Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause the Fund to maintain a larger cash position than would otherwise be

18

necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Fund periodically examines transactions that exceed monetary thresholds or numerical limits within certain time periods. If the Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur related to the rejected purchases. Alternatively, the Fund may limit the amount, number or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions. The Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Fund believes it is acting in a manner that is in the best interests of shareholders.

Financial intermediaries may establish omnibus accounts with the Fund through which they place transactions for their customers. Omnibus accounts include multiple investors and typically provide the Fund with a net purchase or request. The identity of individual investors ordinarily are not known to or tracked by the Fund. The Fund will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to: (1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.

The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Fund may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

Financial intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

Additional Compensation to Financial Intermediaries

The Adviser may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries who sell shares of the Fund and/or whose clients or customers hold shares of the Fund. These additional payments generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services. Payments generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

19

DIVIDENDS AND DISTRIBUTIONS

Fund Policy

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.

If you elect to receive income dividends and capital gain distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election may be changed automatically and future dividends will be reinvested in the Fund at the NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months may be cancelled and the proceeds reinvested in the Fund at the NAV determined as of the date of cancellation.

TAXES

Distributions

The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.

Distributions from the Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by the Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of the Fund’s distributions could vary in any given year.

The Fund will mail to each shareholder after the close of the calendar year an Internal Revenue Service Form 1099 setting forth the federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.

20

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate US shareholder during a taxable year beginning before January 1, 2013 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2013. The amount of dividend income that may be so designated by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate US shareholder must meet certain holding period and other requirements with respect to the Fund Shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net realized capital gains (that is, the excess of the net realized gains from the sale of investments that the Fund owned for more than one year over the net realized losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gains will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. Capital gain distributions to a non-corporate US shareholder recognized during a taxable year beginning before January 1, 2013 generally will be taxed at a maximum rate of 15%. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2013.

Distributions of net realized short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain to a corporate shareholder is taxed at the same rate as ordinary income.

If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”

Selling Shares.

Selling, redeeming or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at a maximum rate of 15%. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and exchanges and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Backup Withholding.

By law, you may be subject to backup withholding (currently at a rate of 28%) on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a US person (including a US resident alien). You also may be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a portion of your distributions or proceeds. You should be aware that the Fund may be

21

fined $50 annually by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts.

When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

SHAREHOLDER REPORTS AND OTHER INFORMATION

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Fund at 855-233-0437 or 312-557-7902 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

FINANCIAL HIGHLIGHTS

Financial information about the Fund is not provided because, as of the date of this prospectus, the Fund has not yet commenced operations.

22

Investment Adviser

Independent Franchise Partners, LLP

Level 5, 20 Balderton Street

London, W1K 6TL

United Kingdom

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker

Chicago, IL 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

BHIL Distributors, Inc.

4041 N. High Street, Suite 402

Columbus, Ohio 43214

For Additional Information, call

855-233-0437 or 312-557-7902

To Learn More

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual report to shareholders. The Fund’s annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s investment return during its last fiscal year.

To obtain free copies the Fund’s SAI, Annual and/or Semi-Annual Reports, other information about the Fund and for other shareholder inquiries, visit the Fund on the web at: www.franchisepartners.com/funds, call the Fund at 855-233-0437 or 312-557-7902 (between the hours of 8:30 a.m. and 7:00 p.m. Eastern time) or write to the Fund at:

IFP Equity Fund

c/o The Northern Trust Company

P.O. Box 4766

Chicago, Illinois 60680-4766

You may review and copy information about a Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 202-551-8090 for room hours and operation. You may also obtain reports and other information about a Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

Investment Company Act #811-22538

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS EQUITY FUND

STATEMENT OF ADDITIONAL INFORMATION

December 2, 2011

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for the Independent Franchise Partners Equity Fund (“IFP Equity Fund” or “Fund”) dated December 2, 2011. A copy of the prospectus can be obtained at no charge by writing to the transfer agent, The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, or by calling 855-233-0437 or 312-557-7902. The Fund’s prospectus (“Prospectus”) is incorporated by reference into this SAI.

Disclosure of Portfolio Holdings	18

Determination of Share Price	19

Redemption In-Kind	19

Tax Consequences	20

Proxy Voting Policies and Procedures	22

Financial Statements	22

Appendix A

Independent Franchise Partners LLP – Proxy Voting Policies and Procedures

DESCRIPTION OF THE TRUST AND THE FUND

Advisers Investment Trust (the “Trust”) is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). The Trust commenced operations on December 2, 2011. The IFP Equity Fund is a series of the Trust. The Trust Agreement permits the Board of Trustees (“Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Trustees. The investment adviser to the Fund is Independent Franchise Partners, LLP (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of the shareholders of any other series are in no way affected. In case of any liquidation of a series, the shareholders of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operation. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Pricing Your Shares” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make, some of the techniques the Fund may use and the risks related to those techniques and investments. Additional non-principal strategies and risks also are discussed here.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. The Fund may only invest in commercial paper rated at least “Prime-2” or better by Moody’s or rated “A-2” or better by S&P or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

The Fund does not expect to purchase convertible securities but may receive such securities as a distribution pursuant to a merger or other corporate event involving one of its portfolio holdings.

Currency Transactions

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in the U.S. securities markets. EDRs are the European equivalent of ADRs and are designed to attract investment capital from the European region. GDRs are designed to raise capital in the U.S. and foreign securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR, EDR or GDR. Unsponsored ADRs, EDRs and GDRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these depositary receipts generally bear all the costs of the ADR, EDR or GDR facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored depositary receipts may carry more risk than sponsored depositary receipts because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in EDRs and GDRs.

Equity Securities

Equity securities consist of common stock, preferred stock, securities convertible into common and preferred stock, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value (“NAV”) of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Foreign Securities and Emerging Markets Investment Risk.

Foreign investing involves risks not typically associated with US investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the US, such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only US securities.

The foreign securities in which the Fund may invest may be issued by issuers located in emerging markets or developing countries. Compared to the United States and other developed countries, emerging markets and developing countries may have relatively unstable governments, economies based on only a few industries and securities market that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Foreign accounting in emerging marketers may be less transparent than US accounting practices and foreign regulation may be inadequate or irregular. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

In addition, the securities of emerging markets or developing countries may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect the prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed countries.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries and the Fund may have difficulty enforcing contractual obligations.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered more risky.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. The limited liquidity of securities markets in emerging countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (“SEC”). Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under procedures adopted by the Trust’s Board, the Adviser may determine that particular Rule 144A securities and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security and the breadth of dissemination of offers; (2) the volatility of quotations and trade prices for the security; (3) the number of market makers or dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades (e.g., the quality or rating of the security, the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer, and whether the security is registered); (6) the depth and transparency of the market for the security; (7) a maturity, unrestricted right or put, or a settlement period of less than or equal to the applicable redemption or repurchase payment period; and (8) the rating of the security and the financial condition and prospects of the issuer of the security. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund.

The Fund does not expect to purchase preferred stock but may receive such securities as a distribution pursuant to a merger or other corporate event involving one of its portfolio holdings.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. The Fund does not invest in warrants but may receive them pursuant to a corporate event involving one of its portfolio holdings.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the US government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

SHARES OF THE FUND

The Fund offers one class of shares. The shares are offered at NAV without any up-front sales charge.

Additional Purchases

Generally, all purchases must be made in cash. However, the Fund reserves the right to accept payment in readily marketable securities instead of cash in accordance with procedures approved by the Fund’s Board of Trustees. If payment is made in securities, the Fund will value the securities in the same manner in which it computes its NAV.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. As of the date of this SAI, the Fund is the only series in the “Fund Complex.” The Board generally meets four times a year to review the progress and status of the Fund.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/ 07/2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present; Independent Trustee, American Performance Funds 2003 to 2007	1	2

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/ 07/2011 to present	President, Vadar Capital LLC, 2008 to present; Senior Vice President and Chief Investment Officer, Union Central Life Insurance Company 1999 to 2008; President and Chief Investment Officer, Summit Investment Partners 1998 to 2008; Chairman and Director, Summit Mutual Funds 1999 to 2008; President and Director, Union Central Mortgage Funding 2002 to 2008; Director, Carillon Investments, Inc. 1999 to 2008; Director, First Franklin Corp. 2009 to 2011	1	2

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/ 07/2011 to present	President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Coventry Group 1992 to present; Independent Trustee, Coventry Funds Trust 1997 to present	1	2

[1]	The mailing address of each Trustee is 4041 North High Street, Suite 402, Columbus, OH 43214.
[2]	The “Fund Complex” consists of the IFP Equity Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years

Scott A Englehart Year of Birth: 1962	Trustee and President	Indefinite/ July, 2011 to present	President, Beacon Hill Fund Services, Inc., 2008 to present; President, BHIL Distributors, Inc., 2009 to present; Vice President, Nationwide Advisory Services 2005 to 2008; President, Integrated Fund Services, 2000 to 2005.	1	None

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July, 2011 to present	Director, Beacon Hill Fund Services, Inc. 2009 to present; Senior Vice President, Citi Fund Services Ohio, Inc. from 2002 to 2009.	N/A	N/A

Eimile Moore Year of Birth: 1969	Secretary	Indefinite/ September, 2011 to present	Director, Business Management & Governance Services, Beacon Hill Fund Services, Inc. September, 2011 to present; Vice President, JPMorgan Distribution Services, Inc. 2006-2011.	N/A	N/A

Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/ July, 2011 to present	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer, Asset Management Funds, November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc., December 2009 to present; Vice President, CCO Services, Citi Fund Services, Inc., 2004 to 2008.	N/A	N/A

Trent Statzcar Year of Birth: 1971	Assistant Treasurer	Indefinite/ July, 2011 to present	Director, Beacon Hill Fund Services 2008 to present; Senior Vice President, Citi Fund Services 2004-2008	N/A	N/A

[1]	The mailing address of each officer is 4041 North High Street, Suite 402, Columbus, OH 43214.
[2]	The “Fund Complex” consists of the IFP Equity Fund.

As of October 31, 2011, the Trustees did not own any shares of the Fund.

Trustee Compensation

The following table describes the estimated compensation to be paid to the Trustees for the Trust’s first full fiscal year. Trustees who are deemed “interested persons” of the Trust receive no compensation from the Fund. The Trust has no retirement or pension plans.

Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from Trust[1]
Scott A. Englehart	$0	$0
D’Ray Moore Rice	$13,100	$13,100
Steven R. Sutermeister	$13,200	$13,200
Michael M. Van Buskirk	$14,000	$14,000

[1]	The Trust is comprised of the IFP Equity Fund.

Leadership Structure and Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Three of the Trustees on the Board are independent of, and not affiliated with, the Adviser or its affiliates. The Chairman of the Board of Trustees is Michael M. Van Buskirk, who is an independent trustee. The Board of Trustees has concluded that its leadership is appropriate for the Trust and allows the Board to effectively and efficiently evaluate issues that impact the Trust as a whole, as well as issues that are unique to the Fund.

The Trustees have delegated day to day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Fund’s CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure. The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee (the “Committees”) .

All of the independent Trustees are members of the Audit Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer (“CCO”) and legal counsel, stay fully informed regarding management decisions. The Audit Committee will hold at least two regularly scheduled meetings each fiscal year.

The Nominating and Governance Committee’s function is to make nominations for membership on all committees and review committee assignments at least annually. The Committee also reviews as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee makes recommendations for any such action to the full Board. The Nominating and Governance Committee will hold at least one regularly scheduled meeting each fiscal year. All of the independent Trustees are members of the Nominating and Governance Committee.

Board Oversight of Risk

The Fund is subject to a number of risks, including investment, compliance, operational and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers, subject to supervision by the Adviser. The Committees and the Board oversee efforts by management and service providers to manage the risk to which the Fund may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment risk. The Board meets with the CCO and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, liquidity, and overall financial reporting of the Fund. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Fund is exposed, enabling a dialogue about how management and service providers mitigate those risks.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Fund, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Fund.

Trustee Attributes

The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Fund. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.

Below is additional information concerning each particular Trustee and their attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems or develop solutions.

Scott A. Englehart has twenty-two years of experience in all aspects of the mutual fund and investment management servicing business. Experience includes day-to-day operations, business and product development, client services, operations, finance/accounting, compliance and senior management responsibilities for multiple transfer agent, fund accounting, distribution and administration service platforms. Previous positions include Vice President of fees based adviser and President of a full service mutual fund provider.

D’Ray Moore Rice has worked for a major service provider to investment managers and mutual funds for over 10 years, including as Senior Vice President for European relationship management. Her expertise in mutual fund operations enables Ms. Rice to bring a unique perspective to service provider oversight for the Trust. Ms. Rice’s experience also includes serving as an Independent Trustee for other mutual funds and 10 years of experience in banking and financial services, including retail investment sales and sales management.

Steven R. Sutermeister is an experienced financial services executive and has extensive experience in the areas of investments, corporate governance, accounting and compliance. Mr. Sutermeister has extensive mutual fund industry skills and experience including reporting and compliance and regulatory matters and has served as Senior Vice President and Vice President of investment management and investment banking firms.

Michael M. Van Buskirk is the Chairman and Chief Executive Officer of the Ohio Bankers League, a financial trade association. Mr. Van Buskirk formerly was a senior executive of a major financial services company. Mr. Van Buskirk has deep knowledge of the Trust and its service providers, the creation and distribution of financial products and the regulatory framework under which the Trust operates.

CODE OF ETHICS

The Trust, the Adviser and the principal underwriter have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. Shareholders may obtain a copy of the Code from the Securities and Exchange Commission’s EDGAR web site http://www.sec.gov or by calling the Fund at 855-233-0437 or 312-557-7902.

DISTRIBUTION

Financial Intermediaries

The Fund may authorize certain financial intermediaries to accept purchase and redemption orders on its behalf. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Fund may enter into agreements with financial intermediaries under which the Fund pays the financial intermediaries for services, such as networking, sub-transfer agency and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediaries, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, shareholder servicing fees that a financial intermediary may be receiving under an agreement with BHIL Distributors, Inc. (“Distributor”). The Adviser may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its own expense and out of its legitimate profits.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund, to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of the Fund, the amount the Fund will receive as proceeds from such sales, or the amount of other expenses paid by the Fund.

Additional cash compensation payments may be used to pay financial intermediaries for: (1) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (2) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (3) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives and management representatives; (4) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; (5) providing shareholder and administrative services; and (6) providing other distribution-related or asset retention services.

Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

In addition to member firms of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Adviser or Distributor also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and shareholders, such as banks, insurance companies, and plan administrators. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or Distributor or their respective affiliates.

The Adviser, the Distributor and their affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of October 31, 2011, 100% of the outstanding shares of the Fund were owned by Beacon Hill Fund Services, Inc., an Ohio corporation.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. After the public offering commences, it is anticipated that Beacon Hill Fund Services, Inc. will no longer control the Fund.

Management Ownership

As of October 31, 2011, all officers and Trustees as a group beneficially owned less than 1% of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Investment Adviser

Independent Franchise Partners, LLP (the “Adviser”), Level 5, 20 Balderton Street, London, W1K 6TL, United Kingdom, is the investment adviser for the Fund.

Under the terms of the Fund’s management agreement with the Adviser (“Management Agreement”), the Adviser subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for management services, the IFP Equity Fund is obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Fund	Percentage of Average Daily Net Assets
IFP Equity Fund	0.68%[1]

[1]

The Adviser charges the Fund a management fee of 0.88% per annum calculated on the Fund’s average daily net assets, less a scale discount. This scale discount is based on the Adviser’s combined total assets under management and lowers the effective average management fee as assets under management grow, as illustrated in the table below.

While the Adviser’s total assets under management remain above $5 billion, the effective overall annual fee for the Fund will be 0.68%. The Adviser’s total assets under management at the end of each calendar quarter will be used to calculate the effective annual fee to be applied during the next calendar quarter.

Adviser’s Assets Under Management	Scale Discount for Assets in each Range	Net Fee for Assets in each Range after Discount	Effective Overall Annual Fee
First $1 billion	—	0.88%	0.88%
$1-2 billion	0.10%	0.78%	At $2 billion 0.83%
$2-3 billion	0.20%	0.68%	At $3 billion 0.78%
$3-4 billion	0.30%	0.58%	At $4 billion 0.73%
$4-5 billion	0.40%	0.48%	At $5 billion 0.68%
Above $5 billion	—	—	0.68%

The Management Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Value Added Tax Information

The Adviser is domiciled in the United Kingdom (“UK”) and is registered with the Financial Services Authority. As such, the Adviser is subject to the UK Value Added Tax Act 1994 (the “VAT Act”). Pursuant to the VAT Act, UK-registered businesses are required to collect a value added tax (“VAT”) that is levied on most goods and services in the UK. Whether a UK business is liable to charge and collect VAT on behalf of the UK tax authorities depends on the “place of supply” as set out in the VAT Act and applicable regulations. Under current regulations, VAT need not be charged on the management fee paid to the Adviser because the Adviser is providing the services in the United States and, therefore, outside the scope of VAT. However, should the VAT Act or applicable regulations be amended to extend the scope of VAT to cover services provided outside the UK, the Fund may be obligated to pay the tax, which would be treated as a Fund expense.

Portfolio Manager Holdings

Portfolio managers are encouraged to own shares of the Fund they manage. The following table indicates for the Fund the dollar range of shares beneficially owned by the Fund’s portfolio managers as of October 31, 2011. However, because the Fund is new, the portfolio managers do not own any shares of the Fund as of the date of this Statement of Additional Information.

In addition, as of the date of this Statement of Additional Information, there is no information to report regarding the dollar range of shares beneficially owned in aggregate of the Fund by each of the portfolio managers, principal officers of the Trust, all other employees of the Adviser, and the Adviser’s corporate investments.

Individual	Title	Dollar Range of Shares in IFP Equity Fund
		$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Hassan Elmasry	Portfolio Manager	$0	$0	$0	$0	$0	$0
Michael Allison	Portfolio Manager	$0	$0	$0	$0	$0	$0
Paras Dodhia	Portfolio Manager	$0	$0	$0	$0	$0	$0
Jason Vowles	Portfolio Manager	$0	$0	$0	$0	$0	$0
Scott A. Englehart	President	$0	$0	$0	$0	$0	$0
Rodney Ruehle	Chief Compliance Officer	$0	$0	$0	$0	$0	$0
Robin Baxter	Secretary	$0	$0	$0	$0	$0	$0
Troy Sheets	Treasurer	$0	$0	$0	$0	$0	$0
All other Adviser employees (collectively)	N/A	$0	$0	$0	$0	$0	$0

Other Portfolio Manager Information

Each of the portfolio managers is also responsible for managing other account portfolios in addition to the respective Fund which he manages. Management of other accounts in addition to the Fund can present certain conflicts of interest, including those associated with different fee structures and various trading practices. The Adviser has implemented specific policies and procedures to address any potential conflicts.

Hassan Elmasry, Michael Allison, Paras Dodhia and Jason Vowles, portfolio managers of the IFP Equity Fund, also manage other accounts. The following tables indicate the number of accounts and asset under management (in millions) for each type of account as of June 30, 2011.

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Pension Funds	20	0	$3,787	$0
Sub-Advisory	5	0	$642	$0
Pooled Funds	3	0	$1,352	$0
Sovereign Wealth	1	0	$265	$0
Other Accounts	1	0	$1	$0

Trade Allocation

The Adviser manages accounts in addition to the Fund. When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for the Fund because of increased volume of the transaction.

Administrator

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Financial Administrator for the Fund. Beacon Hill Fund Services, Inc. 4041 N. High Street, Columbus, Ohio 43214 provides Compliance Services, Financial Controls Services and Business Management and Governance Services for the Fund. Services are provided to the Fund pursuant to written agreements between the Fund and The Northern Trust Company and Beacon Hill Fund Services, Inc. The fees and certain administration expenses are paid by the Fund.

Custodian, Transfer Agent and Fund Accounting Agent

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund’s transfer agent (“Transfer Agent”), custodian (“Custodian”) and fund accounting agent (“Fund Accounting Agent”). The Custodian acts as the Trust’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust’s request and maintains records in connection with its duties. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund’s shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. The fees and certain expenses of the Transfer Agent, Custodian and Fund Accounting Agent are paid by the Trust.

Distributor

BHIL Distributors, Inc. (“Distributor”), 4041 N. High Street, Columbus, OH 43214, provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Mr. Englehart is President of the Trust and President of the Distributor. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers have no role in determining the Fund’s investment policies or which securities to buy or sell. The Adviser, at its own expense, pays the Distributor a fee for distribution-related services. The Distributor receives a fee for its services.

The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. The Trust in its discretion also may issue shares of the Fund otherwise than through Distributor in connection with: (i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or the Fund with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another series of the Trust; (iii) any offer of exchange authorized by the Board of the Trustees; (iv) any sales of shares to Trustees and officers of the Trust or to Distributor or such other persons identified in the Prospectus; or (v) the issuance of such shares to a unit investment trust if such unit investment trust has elected to use shares as an underlying investment.

Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLP (“PwC”), has been selected as independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2012. PwC will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of the Fund are made by the Adviser. In selecting broker-dealers to use for such transactions, the Adviser will seek to achieve the best overall result for the Fund or “best execution.” This involves considering the nature of the Fund’s orders, and the market in question. The Adviser will use its knowledge, experience and judgment to execute trades on the Fund’s behalf taking into consideration a range of different factors that include not just price, but also the costs incurred in the transaction and need for timely execution, the liquidity of the market, the size of the order and the nature of the transaction, including whether it is executed on a regulated market or over-the-counter and the ability of the relevant broker to manage complex orders. The Adviser will use knowledge of the Fund’s circumstances and requirements to determine the factors that the Adviser takes into account for the purpose of providing the Fund with “best execution.”

In selecting qualified broker-dealers to execute brokerage transactions, the Adviser may consider broker-dealers who provide or procure for the Adviser brokerage or research services or products within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. Under such arrangements (“soft dollar arrangements”), no direct payment is made for such services or products, but instead the Adviser undertakes to place business with the relevant broker-dealers. Such services and products may include fundamental research reports and technical and portfolio analyses. Certain of the brokerage and research services received may benefit some or all of the Adviser’s clients and accounts under the management of the Adviser and may not benefit directly the Fund. The Adviser believes that its receipt of brokerage and research services will, over time, benefit all clients and accounts. Broker-dealers who provide such services may receive a commission which is in excess of the amount of the commission another broker-dealer may have charged if in the judgment of the Adviser the higher commission is reasonable in relation to the value of the brokerage and research services rendered. All commissions paid, regardless of whether the executing broker-dealer provides research services, will generally be within a competitive range for full service brokers.

Because the Fund is new, it did not pay any brokerage commission in the last fiscal year.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund intends to provide all current shareholders in the Fund a complete schedule of its portfolio holdings no later than 5 business days following each month-end. This information may be sent electronically to email addresses provided on the account application and will be made available to all current shareholders free of charge, upon request by calling the Fund at 855-233-0437 or 312-557-7902.

The Fund is also required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund is also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of each first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor). The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar, Inc. or Lipper, Inc., in order for the agencies to assign a rating or ranking to the Fund. Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund have filed a Form N-CSR or Form N-Q with the SEC. The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund. The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Trust’s CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Fund’s Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (NAV) of the shares of the Fund is determined at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”) except for the following days on which the share price of the Fund is not calculated: Saturdays and Sundays; U.S. national holidays including New Years’ Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; and English public holidays including Easter Monday, Early May Bank Holiday (first Monday of May), Spring Bank Holiday (June 4, 2012), Diamond Jubilee (June 5, 2012), Summer Bank Holiday (last Monday in August), and Boxing Day. For a description of the methods used to determine the NAV, see “Valuing the Fund’s Assets” in the Prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when it is determined that such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When (i) market quotations are not readily available, (ii) the market quotation or the price provided by the pricing service does not accurately reflect the current market value, (iii) restricted or illiquid securities are being valued, or (iv) an event occurs after the close of trading (but prior to the time the Fund’s NAV is calculated) that materially affects fair value, securities are valued as determined in good faith by the , Fair Value Committee established by the Board of Trustees in conformity with policies adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fair Value Committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 61 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless it is determined that such practice does not approximate market value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.

The Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, the Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders as ordinary income. Distributions by the Fund to a non-corporate shareholder during a taxable year beginning before January 1, 2013 may be eligible for a reduced maximum tax rate of 15%, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receiving the distribution meet certain holding period and other requirements. Absent further legislation, the reduced tax rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2013.

Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum rate of 15%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax (currently, at a rate of 28%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Shareholders should consult their tax advisors about the application of federal, state, local and foreign tax law in light of their particular situation.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, subject to the general oversight of the Board. The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Proxy Policy has been approved by the Board of Trustees. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Fund and their shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Fund and the Adviser’s interests will be resolved in the Fund’s favor pursuant to the Proxy Policy.

The Adviser’s proxy voting policies and procedures are attached as Appendix A.

MORE INFORMATION. Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust at Independent Franchise Partners Funds c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 855-233-0437 or 312-557-7902. Since the Fund has not commenced operations, there have been no proxy votes. In the future, information about how the Fund votes proxies relating to portfolio securities for each 12 month period ending June 30th will be available without charge, upon request, by calling the Trust at 855-233-0437 or 312-557-7902 and on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Shareholders of Advisers Investment Trust:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Independent Franchise Partners Equity Fund, (one fund comprising Advisers Investment Trust) (the “Fund”) at August 9, 2011, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

August 10, 2011

Advisers Investment Trust - Independent Franchise Partners Equity Fund

Statement of Assets and Liabilities

As of August 9, 2011

Fund
Assets:
Cash	$100,000

Total Assets	$100,000

Net Assets (for shares of beneficial interest outstanding)	$100,000

Capital shares outstanding, no par value, unlimited shares authorized	10,000
Net asset value, offering price and redemption price per share	$10.00
See accompanying notes to the financial statement.

Advisers Investment Trust – Independent Franchise Partners Equity Fund

Notes to the Financial Statement

As of August 9, 2011

1.	Organization

The Independent Franchise Partners Equity Fund (the “Fund”) is a non-diversified series of the Advisers Investment Trust (the “Trust”), an open-end management investment company established as an Ohio business trust organized on March 1, 2011. The Trust has authorized capital of unlimited shares of beneficial interest at no par value, which may be issued in one or more series of the Trust.

The Fund seeks to achieve an attractive long-term rate of return.

On August 9, 2011, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to Beacon Hill Fund Services, Inc. (“Beacon Hill”) as the Trust’s sponsor. The Fund has had no operations except for the initial capitalization, issuance of shares and its organization.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

2.	Significant Accounting Policies

(a)	Organization Costs

Organization costs consist of costs incurred to establish the Trust and enable it legally to do business. All organization costs will be paid by Beacon Hill.

(b)	Federal Income Taxes

The Fund intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC is generally not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute, each year, substantially all of its taxable income and capital gains to its shareholders to avoid federal income and excise taxes.

(c)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	Fees and Transactions with Affiliates and Other Parties

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with Independent Franchise Partners, LLP (the “Adviser”) to provide investment management services to the Fund. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets at the following annualized rates:

Adviser’s Assets Under Management (1)	Scale Discount for Assets in each Range (1)	Annualized Rate (1)	Effective Overall Annual Fee (1)
First $1 billion	—	0.88%	0.88%
$1 – 2 billion	0.10%	0.78%	at $2 billion - 0.83%
$2 – 3 billion	0.20%	0.68%	at $3 billion - 0.78%
$3 – 4 billion	0.30%	0.58%	at $4 billion - 0.73%
$4 – 5 billion	0.40%	0.48%	at $5 billion - 0.68%
Above $5 billion	—	—	0.68%

1	– The Adviser charges the Fund a management fee of 0.88% per annum calculated on the Fund’s average daily net assets, less a scale discount. This scale discount is based on the Adviser’s combined total assets under management and lowers the effective average management fee as assets under management grow. While the Adviser’s total assets under management remain above $5 billion, the effective overall annual fee for the Fund will be 0.68%. The Adviser’s total assets under management and the corresponding effective overall annual fee to be applied throughout each quarter are calculated at the start of the quarter.

The Fund has entered into a Distribution Agreement with BHIL Distributors Inc. (the “Distributor” and affiliate to Beacon Hill). Pursuant to the Distribution Agreement, the Distributor acts as the principal underwriter of the Fund’s shares and receives an annual fee paid by the Adviser.

In addition, the Fund has entered into various service agreements with Beacon Hill, with respect to legal administration, Chief Compliance Officer and Treasurer services, and The Northern Trust Company (“Northern Trust”), with respect to fund accounting, financial administration, transfer agency and custody services. The Adviser, Beacon Hill and Northern Trust (collectively, the “Service Providers”) have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) exceed 0.85% of the Fund’s average daily net assets. The contract cannot be terminated prior to next Prospectus Date, which is expected to be on or about in December 28, 2012. Any fees waived and/or reimbursed pursuant to this contract cannot be repaid to the Service Providers in subsequent fiscal years.

APPENDIX A

Independent Franchise Partners, LLP

Proxy Voting Policies and Procedures

I. POLICY STATEMENT

This Policy is a statement of the policy and procedures that Independent Franchise Partners LLP (“IFP” or “we” as may be used throughout this document) has adopted for voting proxies (“Policy”) when it has authority from its discretionary investment management clients to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

IFP will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. IFP cannot guarantee that it votes all its proxies and it may be hampered by particular rules relating to the jurisdiction in which the company is located. IFP will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which IFP manages assets, consistent with the objective of maximizing long term investment returns (“Client Proxy Standard”). IFP will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize IFP to vote proxies. In certain situations, a client or its fiduciary may provide IFP with a proxy voting policy with which IFP will comply.

Proxy Research Services – We utilize the recommendation-based proxy advisory services of RiskMetrics Group ISS Governance Services (“ISS”)”. ISS are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investors and their clients. The services provided include in-depth research, global issuer analysis and voting recommendations. While we may review and utilize the recommendations of ISS in making proxy voting decisions, we are in no way obligated to follow such recommendations.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy. The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. In following this Policy, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Managing Partner and is consistent with the Client Proxy Standard.

We endeavour to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

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Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a)	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b)	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c)	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

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d)	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e)	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

f)	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g)	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h)	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than four public company boards (including CEO positions, but excluding investment companies).

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behaviour for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

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8.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.	Separation of Chairman and CEO positions: We prefer separation of Chairman and CEO roles and hence will generally vote in line with that preference. However, we are in part influenced by prevailing practice in particular markets since the context for such a practice varies between different geographies, in particular the US.

10.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

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Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no pre-emptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•

Proposals relating to changes in capitalization by 100% or more. We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

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4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.	We generally support the following:

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Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

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Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

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4.	Shareholder proposals advocating stronger and/or particular pay-for performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labour markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

6.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

III. ADMINISTRATION OF POLICY

The partners of IFP have overall responsibility for the Policy and they have agreed that the Managing Partner should be responsible for the implementation of the Policy. He makes the key decisions on a day-to-day basis and has final authority in relation to voting proxies, always in accordance with the Client Proxy Standard. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting. IFP will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

IFP’s administrators have the duty to notify IFP of all proxy voting responsibilities. The Managing Director delegates to specific partners on a case-by-case basis, the responsibility of determining the proxy vote according to this Policy and taking into account the recommendations of ISS. If the partner responsible for the particular proxy vote disagrees with the recommendations of ISS then he will consult with the Managing Partner in order to make a decision. In the Managing Partner’s absence, the partner responsible for the particular proxy vote will convene with the other partners in order to make a consensus decision.

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The partners of IFP will meet at least annually to review and consider changes to the Policy.

Additionally, if the Managing Partner determines that an issue raises a material conflict of interest, he will organise a meeting of the partners to review, and recommend a course of action with respect to the conflict(s) in question. A potential material conflict of interest could exist for example if the issuer soliciting the vote is a client of IFP and the vote is on a matter that materially affects the issuer.

If the Managing Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the recommendation of ISS provided that no portfolio manager objects to that vote, and the vote is consistent with the Client Proxy Standard.

The Managing Partner will ensure that all Proxy Voting decisions are documented and maintained by IFP for a period of at least six years. To the extent these decisions relate to a security held by a Fund managed by IFP or its affiliate, the Managing Partner will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

IFP will promptly provide a copy of this Policy to any client requesting it. IFP will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

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